THE DLB FUND GROUP

                Supplement to the Prospectus dated March 1, 2004

                               Dated May 4, 2004

THE FOLLOWING INFORMATION PERTAINS TO THE DLB EMERGING MARKETS FUND.

The Board of Trustees of the DLB Emerging Markets Fund (the "Emerging Markets Fund") has decided to terminate the Emerging Markets Fund effective June 15, 2004, or as soon thereafter as is practicable (the "Termination Date"). In connection with the termination of the Emerging Markets Fund, the Board of Trustees has suspended the sale of the Emerging Markets Fund's shares effective May 3, 2004, except for shareholders as of May 3, 2004, who will be able to purchase additional shares through May 15, 2004. After these respective dates, purchase orders for shares of the Emerging Markets Fund will not be accepted.

Shareholders of the Emerging Markets Fund as of May 3, 2004 will receive a formal Notice of Termination that is designed to answer any questions concerning the Emerging Markets Fund's termination. As described more fully in that Notice, until the Termination Date, shareholders may choose to redeem their Emerging Markets Fund shares. If a shareholder takes no action, his or her shares will automatically be redeemed on the Termination Date and the proceeds distributed to such shareholder promptly thereafter.